Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment

Property and equipment, net consist of the following:

	December 31,
(in thousands)	2023	2022
Laboratory equipment	$816	$—
Computer equipment, software, and other	28	—
Total property and equipment at cost	844	—
Less: Accumulated depreciation	(47)	—
Property and equipment, net	$797	$—